Exhibit 99.2

IRET
INVESTORS REAL ESTATE TRUST

3RD QUARTER 2017

Supplemental Operating & Financial Data

Supplemental Financial and Operating Data

Table of Contents

January  31, 2017

Page

Company Background	2

Property Cost by Segment and by State	4

Key Financial Data
Condensed Consolidated Balance Sheets	5
Condensed Consolidated Statements of Operations	6
Funds From Operations	7
Adjusted EBITDA	8

Capital Analysis
Long-Term Mortgage Debt Analysis	9
Long-Term Mortgage Debt Detail	10
Capital Analysis	12

Portfolio Analysis
Net Operating Income Detail	13-16

Tenant Analysis
Multifamily Summary	17
Healthcare Leasing Summary	18-20
10 Largest Commercial Tenants	21

Growth Analysis
Development Summary	22

Definitions	23

Company Background

Third Quarter Fiscal 2017

We are a self-administered, equity real estate investment trust (REIT) focused on the acquisition, development, redevelopment and management of multifamily communities located primarily in select growth markets throughout the Midwest. Our portfolio consists of multifamily and healthcare segments.

As of January  31, 2017, we held for investment a portfolio of 130 properties consisting of 86 multifamily properties, 30 healthcare properties, and 14 other commercial properties.   As of January 31, 2017, our common shares and Series B preferred shares were publicly traded on the New York Stock Exchange (NYSE symbols: IRET and IRETPRB, respectively).

Company Snapshot

(as of January  31, 2017)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily and Healthcare
Total Properties Held for Investment	130
Total Units Held for Investment
(multifamily properties)	12,813
Total Square Feet Held for Investment
(healthcare and other commercial properties)	2.7 million
Common Shares Outstanding (thousands)	121,889
Limited Partnership Units Outstanding (thousands)	16,034
Common Share Distribution - Quarter/Annualized	$0.07/$0.28
Special Distribution	$0.06
Dividend Yield	4.3%
Total Capitalization (see p.12 for detail)	$1.9 billion

Investor Information

Board of Trustees

Jeffrey L. Miller	Trustee and Chair
John D. Stewart	Trustee, Vice Chair, and Interim Chair of the Audit Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Jeffrey P. Caira	Trustee, Interim Chair of the Nominating and Governance Committee
Michael T. Dance	Trustee
Terrance P. Maxwell	Trustee
John A. Schissel	Trustee
Timothy P. Mihalick	Trustee, Chief Executive Officer

Management

Timothy P. Mihalick	Chief Executive Officer; Trustee
Mark O. Decker, Jr.	President and Chief Investment Officer
Diane K. Bryantt	Executive Vice President and Chief Operating Officer
Ted E. Holmes	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Andrew Martin	Executive Vice President – Asset Management
Nancy B. Andersen	Senior Vice President and Principal Accounting Officer
Joy S. Newborg	Senior Vice President, Chief Compliance Officer, Corporate Secretary and Associate General Counsel
Matthew M. Volpano	Senior Vice President – Investments

Corporate Headquarters:	Investor Relations Contact:
1400 31st Avenue SW, Suite 60	Stephen Swett
Post Office Box 1988	701-837-7104
Minot, North Dakota 58702-1988	IR@iret.com

Trading Symbol for Common Shares: IRET
Stock Exchange Listing: NYSE

Common Share Data (NYSE: IRET)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	Fiscal Year 2017	Fiscal Year 2017	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2016
High Closing Price	$7.2	$6.67	$6.63	$7.48	$8.39
Low Closing Price	$5.81	$5.67	$6.01	$5.97	$6.24
Average Closing Price	$6.65	$6.21	$6.35	$6.71	$7.35
Closing Price at end of quarter	$6.44	$6.07	$6.62	$6.02	$6.52
Common Share Distributions—annualized	$0.28	$0.52	$0.52	$0.52	$0.52
Closing Dividend Yield - annualized	4.3%	8.6%	7.9%	8.6%	8.0%
Closing common shares outstanding (thousands)	121,889	121,701	121,528	121,091	121,034
Closing limited partnership units outstanding (thousands)	16,034	16,229	16,285	16,285	13,864
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$888,224	$837,235	$912,322	$827,004	$879,535

This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which may be identified by the use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” “outlook” and similar expressions that do not relate to historical matters, specifically including our future plans, anticipated operating results, anticipated timing of development projects being placed into service, anticipated closings of the remaining senior housing sales, anticipated implementation and results of its value add program, and anticipated timing of properties becoming same-store properties, are based on our expectations, forecasts and assumptions at the time of this earnings release. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in such forward-looking statements.

Such risks, uncertainties and other factors that might cause such differences include, but are not limited to: intentions and expectations regarding future distributions on common shares and units; changes in operating costs; fluctuations in interest rates; adverse capital and credit market conditions that might affect our access to various sources of capital and cost of capital; our ability to manage our current debt levels and repay or refinance its indebtedness upon maturity or other payment dates; our ability to maintain financial covenant compliance under its debt agreements; adequate insurance coverage; the effect of government regulation; delays or inability to obtain necessary governmental permits and authorizations; changes in general and local economic and real estate market conditions; changes in demand for our properties that may result in lower than expected occupancy and/or rental rates; ability to acquire quality properties in targeted markets; ability to successfully dispose of certain assets; competition for tenants from similar competing properties; ability to attract and retain skilled personnel; cyber-intrusion; abandonment of development or redevelopment opportunities for which we have already incurred costs; delays in completing development, redevelopment and/or lease up of properties and increased costs; ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended April 30, 2016 and subsequent quarterly reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events..

Third Quarter Fiscal 2017

Property Cost by Segment for Properties Held for Investment

Percentage of Total Property Cost by State for Properties Held for Investment

3.1%
MT
28.1%
ND
51.6%
MN
0.2%
WI
4.2%
SD
1.8%
IA
6.9%
NE
4.1%
KS

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands)

	1/31/2017	10/31/2016	7/31/2016	4/30/2016	1/31/2016
ASSETS
Real estate investments
Property owned	$1,685,823	$1,665,354	$1,667,442	$1,681,471	$1,589,921
Less accumulated depreciation	(334,875)	(321,790)	(319,087)	(312,889)	(308,876)
	1,350,948	1,343,564	1,348,355	1,368,582	1,281,045
Development in progress	11,531	20,921	27,454	51,681	78,341
Unimproved land	19,076	19,069	18,933	20,939	22,304
Total real estate investments	1,381,555	1,383,554	1,394,742	1,441,202	1,381,690
Assets held for sale and assets of discontinued operations	140,226	191,233	215,817	220,537	231,212
Cash and cash equivalents	56,999	68,729	54,438	66,698	47,117
Other investments	—	—	—	50	50
Receivable arising from straight-lining of rents, net of allowance	7,839	7,660	7,683	7,179	7,168
Accounts receivable, net of allowance	3,878	9,815	3,018	1,524	2,180
Real estate deposits	—	1,370	—	—	1,250
Prepaid and other assets	4,060	3,496	2,265	2,937	3,868
Intangible assets, net of accumulated amortization	731	842	1,172	1,858	1,590
Tax, insurance, and other escrow	5,724	4,786	4,752	5,450	7,221
Property and equipment, net of accumulated depreciation	915	928	977	1,011	948
Goodwill	1,645	1,645	1,680	1,680	1,697
Deferred charges and leasing costs, net of accumulated amortization	5,517	5,261	4,999	4,896	4,815
TOTAL ASSETS	$1,609,089	$1,679,319	$1,691,543	$1,755,022	$1,690,806

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$54,291	$69,326	$76,195	$77,488	$89,110
Accounts payable and accrued expenses	41,351	40,382	41,797	39,727	47,636
Revolving line of credit	157,000	47,500	17,500	17,500	17,500
Mortgages payable, net of loan costs	688,424	779,568	812,082	812,393	688,023
Construction debt and other	39,524	82,742	78,481	82,130	132,364
TOTAL LIABILITIES	980,590	1,019,518	1,026,055	1,029,238	974,633

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	7,300	8,585	7,468	7,522	7,244
EQUITY
Investors Real Estate Trust shareholders’ equity
Series A Preferred Shares of Beneficial Interest	—	27,317	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	111,357	111,357	111,357
Common Shares of Beneficial Interest	921,735	920,759	922,698	922,084	924,658
Accumulated distributions in excess of net income	(486,015)	(489,356)	(482,264)	(442,000)	(434,388)
Total Investors Real Estate Trust shareholders’ equity	547,077	570,077	579,108	618,758	628,944
Noncontrolling interests – Operating Partnership	72,007	71,994	73,071	78,484	58,254
Noncontrolling interests – consolidated real estate entities	2,115	9,145	5,841	21,020	21,731
Total equity	621,199	651,216	658,020	718,262	708,929
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$1,609,089	$1,679,319	$1,691,543	$1,755,022	$1,690,806

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Nine Months Ended				Three Months Ended
OPERATING RESULTS	1/31/2017		1/31/2016		1/31/2017		10/31/2016		7/31/2016		4/30/2016		1/31/2016
Real estate revenue	$151,394		$139,797		$51,174		$50,609		$49,611		$48,523		$48,406
Real estate expenses	66,000		58,576		22,793		21,573		21,634		20,524		20,321
Net operating income	85,394		81,221		28,381		29,036		27,977		27,999		28,085
Depreciation/amortization	(41,273)		(36,315)		(13,475)		(13,531)		(14,267)		(13,517)		(12,693)
Impairment of real estate investments	(54,153)		(3,320)		—		—		(54,153)		(2,223)		(162)
General and administrative expenses	(8,438)		(8,316)		(3,130)		(2,702)		(2,606)		(2,951)		(2,929)
Acquisition and investment related costs	(52)		(433)		(5)		(4)		(43)		(397)		(35)
Other expenses	(2,705)		(1,281)		(1,037)		(816)		(852)		(950)		(51)
Interest expense	(31,670)		(25,706)		(10,680)		(10,626)		(10,364)		(10,062)		(9,151)
Loss on extinguishment of debt	(1,907)		(106)		(1,907)		—		—		—		—
Interest and other income	2,656		1,973		974		637		1,045		600		701
(Loss) income before income (loss) on sale of real estate and other investments and income (loss) from discontinued operations	(52,148)		7,717		(879)		1,994		(53,263)		(1,501)		3,765
Income (loss) on sale of real estate and other investments	11,292		1,271		2,437		(103)		8,958		8,369		1,446
Gain on bargain purchase	—		—		—		—		—		3,424		—
(Loss) income from continuing operations	(40,856)		8,988		1,558		1,891		(44,305)		10,292		5,211
Income from discontinued operations	37,741		55,859		23,631		10,399		3,711		1,463		38,232
Net (loss) income	$(3,115)		$64,847		$25,189		$12,290		$(40,594)		$11,755		$43,443

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(403)		(5,940)		(2,525)		(1,174)		3,296		(1,092)		(4,227)
Net loss attributable to noncontrolling interests – consolidated real estate entities	16,585		2,096		446		484		15,655		340		581
Net income (loss) attributable to Investors Real Estate Trust	13,067		61,003		23,110		11,600		(21,643)		11,003		39,797
Dividends to preferred shareholders	(8,260)		(8,636)		(2,503)		(2,878)		(2,879)		(2,878)		(2,879)
Redemption of Preferred Shares	(1,435)		—		(1,435)		—		—		—		—
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,372		$52,367		$19,172		$8,722		$(24,522)		$8,125		$36,918

Per Share Data
(Loss) earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$(0.24)		$0.02		$(0.01)		$—		$(0.23)		$0.06		$0.02
Earnings per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	0.27		0.40		0.17		0.07		0.03		0.01		0.28
Net income (loss) per common share – basic & diluted	$0.03		$0.42		$0.16		$0.07		$(0.20)		$0.07		$0.30

Percentage of Revenues
Real estate expenses	43.6%		41.9%		44.5%		42.6%		43.6%		42.3%		42.0%
Depreciation/amortization	27.3%		26.0%		26.3%		26.7%		28.8%		27.9%		26.2%
General and administrative expenses	5.6%		5.9%		6.1%		5.3%		5.3%		6.1%		6.1%
Interest	20.9%		18.4%		20.9%		21.0%		20.9%		20.7%		18.9%
Income from discontinued operations	24.9%		40.0%		46.2%		20.5%		7.5%		3.0%		79.0%
Net income	(2.1)%		46.4%		49.2%		24.3%		(81.8)%		24.2%		89.7%

Ratios
Adjusted EBITDA(1)/Interest expense	2.51	x	2.22	x	2.47	x	2.54	x	2.52	x	2.76	x	2.29	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	2.04	x	1.88	x	2.04	x	2.05	x	2.03	x	2.23	x	1.92	x

(1)	See Definitions on page 23. Adjusted EBITDA is a non-GAAP measure; see page 8 for a reconciliation of Adjusted EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

FUNDS FROM OPERATIONS (unaudited)

(in thousands, except per share and unit data)

	Nine Months Ended		Three Months Ended
	1/31/2017	1/31/2016	1/31/2017	10/31/2016	7/31/2016	4/30/2016	1/31/2016
Funds From Operations(1)
Net income (loss) attributable to Investors Real Estate Trust	$13,067	$61,003	$23,110	$11,600	$(21,643)	$11,003	$39,797
Less dividends to preferred shareholders	(8,260)	(8,636)	(2,503)	(2,878)	(2,879)	(2,878)	(2,879)
Less redemption of preferred shares	(1,435)	—	(1,435)	—	—	—	—
Net income (loss) available to common shareholders	3,372	52,367	19,172	8,722	(24,522)	8,125	36,918
Adjustments:
Noncontrolling interests – Operating Partnership	403	5,940	2,525	1,174	(3,296)	1,092	4,227
Depreciation and amortization of real property	39,341	48,095	12,933	12,971	13,437	15,694	14,975
Impairment of real estate investments attributable to Investors Real Estate Trust	39,190	3,760	—	—	39,189	2,223	162
(Gain) loss on depreciable property sales	$(37,330)	$(25,512)	(21,972)	(6,400)	(8,958)	(7,910)	(1,778)
FFO applicable to common shares and Units	44,976	84,650	$12,658	$16,467	$15,850	$19,224	$54,504

FFO per share and unit - basic and diluted(2)	$0.33	$0.61	$0.09	$0.12	$0.12	$0.14	$0.40

Adjusted funds from operations(1)
FFO applicable to common shares and Units	$44,976	$84,650	$12,658	$16,467	$15,850	$19,224	$54,504
Adjustments:
Tenant improvements at same-store(3) properties	(2,074)	(731)	(1,212)	(362)	(500)	(778)	(383)
Leasing costs at same-store properties(3)	(999)	(498)	(365)	(464)	(170)	(89)	(102)
Recurring capital expenditures(1)(3)	(3,213)	(4,736)	(989)	(1,140)	(1,141)	(825)	(1,406)
Straight-line rents	(827)	(620)	(292)	162	(697)	(238)	(554)
Non-real estate depreciation	226	261	69	69	88	93	80
Acquisition costs	—	162	—	—	—	91	9
Default interest	—	4,683	—	—	—	—	1,566
(Gain) loss on extinguishment of debt	1,979	(29,230)	1,907	72	—	—	(36,456)
Gain on bargain purchase	—	—	—	—	—	(3,424)	—
Share-based compensation expense	1,428	1,391	563	603	262	864	787
Redemption of Preferred Shares	1,435	—	1,435	—	—	—	—
AFFO applicable to common shares and Units	$42,931	$55,332	$13,774	$15,407	$13,692	$14,918	$18,045

AFFO per share and unit - basic and diluted	$0.31	$0.40	$0.10	$0.11	$0.10	$0.11	$0.13

Weighted average shares and units	137,404	137,706	137,375	137,418	137,402	136,438	135,741

(1)	See Definitions on page 23.
(2)

Excluding loss on extinguishment of debt and redemption costs of preferred shares, FFO would have been $48.4 million and $0.35 per Common Share and Unit for the nine months ended January 31, 2017. Excluding gain on extinguishment of debt and default interest, FFO would have been $60.1 million and $0.44 per Common Share and Unit for the nine months ended January 31, 2016. Excluding loss on extinguishment of debt and redemption costs of preferred shares, FFO would have been $16.0 million and $0.12 per Common Share and Unit for the three months ended January 31, 2017. Excluding gain on extinguishment of debt and default interest, FFO would have been $19.6 million and $0.14 per Common Share and Unit for the three months ended January 31, 2016.

(3)	Quarterly information is for properties in the same-store pool at that point in time; consequently, quarterly numbers may not total to year-to-date numbers.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)

(in thousands)

	Nine Months Ended		Three Months Ended
	1/31/2017	1/31/2016	1/31/2017	10/31/2016	7/31/2016	4/30/2016	1/31/2016
Adjusted EBITDA(1)
Net income (loss) attributable to Investors Real Estate Trust	$13,067	$61,003	$23,110	$11,600	$(21,643)	$11,003	$39,797
Adjustments:
Noncontrolling interests – Operating Partnership	403	5,940	2,525	1,174	(3,296)	1,092	4,227
Income before noncontrolling interests – Operating Partnership	13,470	66,943	25,635	12,774	(24,939)	12,095	44,024
Add:
Interest expense	35,639	42,699	11,880	12,021	11,738	11,475	13,976
Loss (gain) loss on extinguishment of debt	1,979	(29,230)	1,907	72	—	—	(36,456)
Depreciation/amortization related to real estate investments	39,494	48,233	12,983	13,014	13,497	15,765	15,024
Amortization related to real estate revenues(2)	75	123	21	27	27	23	31
Impairment of real estate investments attributable to Investors Real Estate Trust	39,190	3,760	—	—	39,189	2,223	162
Less:
Interest income	(1,988)	(1,687)	(816)	(600)	(572)	(570)	(566)
Gain on sale of real estate and other investments	(37,330)	(26,282)	(21,972)	(6,400)	(8,958)	(7,911)	(1,777)
Adjusted EBITDA	$90,529	$104,559	29,638	30,908	29,982	33,100	34,418

(1)	See Definitions on page 23.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* ANALYSIS

(in thousands)

Debt Maturity Schedule

Annual Expirations

Total Mortgage Debt*

	Future Maturities of Mortgage Debt(1)

Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(2)	% of Total Debt
2017 (remainder)	$2,617	$36,069	$38,686	3.42%	5.2%
2018	15,800	10,785	26,585	4.26%	3.6%
2019	24,761	—	24,761	6.01%	3.3%
2020	106,626	32,748	139,374	5.55%	18.8%
2021	103,374	—	103,374	5.20%	14.0%
2022	133,256	1,712	134,968	5.26%	18.3%
2023	28,887	—	28,887	4.13%	3.9%
2024	61,224	—	61,224	4.23%	8.3%
2025	18,993	—	18,993	4.04%	2.6%
2026	55,417	—	55,417	3.74%	7.5%
Thereafter	107,269	—	107,269	3.76%	14.5%
Total maturities	$658,224	$81,314	$739,538	4.71%	100.0%

(1)	Includes mortgages on properties held for sale.
(2)	Weighted average interest rate of debt that matures in fiscal year.

	1/31/2017	10/31/2016	7/31/2016	4/30/2016	1/31/2016
Balances Outstanding(1)
Mortgage
Fixed rate	$658,224	$617,694	$635,251	$689,346	$682,312
Variable rate	81,314	226,891	249,169	196,801	89,994
Mortgage total	$739,538	$844,585	$884,420	$886,147	$772,306

Weighted Average Interest Rates Secured	4.71%	4.52%	4.54%	4.54%	4.83%

(1)	Includes mortgages on properties held for sale.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* DETAIL AS OF JANUARY 31, 2017

(in thousands)

Property	Maturity Date	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020	Thereafter	Total(1)

Multifamily
Evergreen II – Isanti, MN	11/1/2017	—	1,985	—	—	—	1,985
Ponds – Sartell, MN	11/1/2017	—	3,669	—	—	—	3,669
Homestead Gardens II - Rapid City, SD	6/1/2018	—	—	3,041	—	—	3,041
Plaza - Minot, ND	8/1/2018	—	—	5,106	—	—	5,106
Greenfield - Omaha, NE	2/1/2019	—	—	3,465	—	—	3,465
Brooklyn Heights - Minot, ND(2)	4/1/2019	—	—	589	—	—	589
Colton Heights - Minot, ND(2)	4/1/2019	—	—	332	—	—	332
Pines - Minot, ND(2)	4/1/2019	—	—	94	—	—	94
Summit Park - Minot, ND(2)	4/1/2019	—	—	818	—	—	818
Terrace Heights - Minot, ND(2)	4/1/2019	—	—	136	—	—	136
Monticello Village - Monticello, MN	5/28/2019	—	—	—	2,864	—	2,864
Rimrock West - Billings, MT	9/1/2019	—	—	—	3,176	—	3,176
Rocky Meadows - Billings, MT	9/1/2019	—	—	—	4,925	—	4,925
Cimarron Hills - Omaha, NE	10/1/2019	—	—	—	4,585	—	4,585
Cottonwood - Bismarck, ND	10/1/2019	—	—	—	15,178	—	15,178
Forest Park - Grand Forks, ND	10/1/2019	—	—	—	7,314	—	7,314
Renaissance Heights I - Williston, ND	10/1/2019	—	—	—	23,612	—	23,612
Williston Garden - Williston, ND	10/30/2019	—	—	—	7,358	—	7,358
Williston Garden - Williston, ND	10/30/2019	—	—	—	248	—	248
Evergreen - Isanti, MN	11/1/2019	—	—	—	1,923	—	1,923
Pinehurst - Billings, MT	11/1/2019	—	—	—	132	—	132
Northridge - Bismarck, ND	12/1/2019	—	—	—	6,024	—	6,024
Castlerock - Billings, MT	1/1/2020	—	—	—	6,379	—	6,379
Thomasbrook - Lincoln, NE	1/1/2020	—	—	—	5,716	—	5,716
Westwood Park - Bismarck, ND	1/1/2020	—	—	—	1,889	—	1,889
Kirkwood Manor - Bismarck, ND	2/1/2020	—	—	—	3,161	—	3,161
Brookfield Village - Topeka, KS	3/1/2020	—	—	—	5,051	—	5,051
Crown Colony - Topeka, KS	4/1/2020	—	—	—	7,821	—	7,821
Mariposa - Topeka, KS	4/1/2020	—	—	—	2,831	—	2,831
Sherwood - Topeka, KS	4/1/2020	—	—	—	11,747	—	11,747
Summary of Debt due after Fiscal 2020		—	—	—	—	425,153	425,153
Sub-Total Multifamily		$—	$5,654	$13,581	$121,934	$425,153	$566,322

Healthcare
Edgewood Vista – Fremont, NE(2)(3)	2/25/2017	510	—	—	—	—	510
Edgewood Vista – Hastings, NE(2)(3)	2/25/2017	526	—	—	—	—	526
Edgewood Vista – Hermantown I, MN(2)(4)	2/25/2017	14,098	—	—	—	—	14,098
Edgewood Vista – Kalispell, MT(2)(3)	2/25/2017	527	—	—	—	—	527
Edgewood Vista – Missoula, MT(2)(3)	2/25/2017	749	—	—	—	—	749
Edgewood Vista – Omaha, NE(2)(3)	2/25/2017	333	—	—	—	—	333
Edgewood Vista – Virginia, MN(2)(3)	2/25/2017	11,993	—	—	—	—	11,993
High Pointe Health Campus – Lake Elmo, MN	4/1/2017	7,333	—	—	—	—	7,333
Edgewood Vista – Billings, MT(2)(3)	4/10/2017	1,489	—	—	—	—	1,489
Edgewood Vista – Sioux Falls, SD(2)(3)	4/10/2017	1,128	—	—	—	—	1,128
Health East St John & Woodwinds - Maplewood & Woodbury, MN(3)	2/1/2019	—	—	4,279	—	—	4,279
Denfeld Clinic - Duluth, MN	8/1/2019	—	—	—	1,212	—	1,212
Gateway Clinic - Sandstone, MN	8/1/2019	—	—	—	702	—	702
Mariner Clinic - Superior, WI	8/1/2019	—	—	—	1,536	—	1,536

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* DETAIL AS OF JANUARY 31, 2017

(in thousands)

Property	Maturity Date	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020	Thereafter	Total(1)
Healthcare continued
Pavilion I - Duluth, MN	8/1/2019	—	—	—	4,047	—	4,047
Pavilion II - Duluth, MN	8/1/2019	—	—	—	7,446	—	7,446
Wells Clinic - Hibbing, MN	8/1/2019	—	—	—	1,071	—	1,071
Summary of Debt due after Fiscal 2020		—	—	—	—	82,587	82,587
Sub-Total Healthcare		$38,686	$—	$4,279	$16,014	$82,587	$141,566

All Other
Roseville 3075 Long Lake Road - Roseville, MN(3)	5/1/2017	—	10,785	—	—	—	10,785
Urbandale 3900 106th Street – Urbandale, IA	7/5/2017	—	10,146	—	—	—	10,146
Plaza 16 – Minot, ND	8/1/2018	—	—	6,776	—	—	6,776
Lexington Commerce Center - Eagan, MN	2/1/2020	—	—	—	1,426	—	1,426
Summary of Debt due after Fiscal 2020		—	—	—	—	2,392	2,392
Sub-Total All Other		$—	$20,931	$6,776	$1,426	$2,392	$31,525

Total		$38,686	$26,585	$24,636	$139,374	$510,132	$739,413

*       Mortgage debt does not include our unsecured line of credit or construction loans. The line of credit has a termination date of January 31, 2021. As of January 31, 2017, we had borrowings of $157.0 million outstanding under this line. Construction loans and other debt totaled $39.5 million as of January 31, 2017.

(1)	Totals are principal balances as of January 31, 2017.
(2)	Property is classified as held for sale at January 31, 2017
(3)	Loan was paid off subsequent to January 31, 2017.
(4)	Loan was extended subsequent to January 31, 2017.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CAPITAL ANALYSIS

(in thousands, except per share and unit amounts)

	Three Months Ended
	1/31/2017	10/31/2016	7/31/2016	4/30/2016	1/31/2016
Equity Capitalization
Common shares outstanding	121,889	121,701	121,528	121,091	121,034
Operating partnership (OP) units outstanding	16,034	16,229	16,285	16,285	13,864
Total common shares and OP units outstanding	137,923	137,930	137,813	137,376	134,898
Market price per common share (closing price at end of period)	$6.44	$6.07	$6.62	$6.02	$6.52
Equity capitalization-common shares and OP units	$888,224	$837,235	$912,322	$827,004	$879,535
Recorded book value of preferred shares	$111,357	$138,674	$138,674	$138,674	$138,674
Total equity capitalization	$999,581	$975,909	$1,050,996	$965,678	$1,018,209

Debt Capitalization
Total debt	$943,751	$982,486	$988,031	$993,323	$940,294
Total capitalization	$1,943,332	$1,958,395	$2,039,027	$1,959,001	$1,958,503

Total debt to total capitalization	0.49:1	0.50:1	0.48:1	0.51:1	0.48:1

	Nine Months Ended				Three Months Ended
	1/31/2017		1/31/2016		1/31/2017		10/31/2016		7/31/2016		4/30/2016		1/31/2016
Earnings to fixed charges(1)	(2)		1.14	x	1.16	x	1.19	x	(6)		1.85	x	1.32	x
Earnings to combined fixed charges and preferred distributions(1)	(2)		(3)		(4)		(5)		(6)		1.49	x	1.11	x
Debt service coverage ratio(1)	1.65	x	1.59	x	1.67	x	1.66	x	1.62	x	1.86	x	1.65	x

Distribution Data
Common shares and units outstanding at record date	137,944		135,408		137,944		137,934		137,376		134,897		135,408
Total common distribution paid	$53,719		$53,754		$17,929		$17,931		$17,859		$17,536		$17,603
Common distribution per share and unit	$0.33		$0.39		$0.07		$0.13		$0.13		$0.13		$0.13
Payout ratio (FFO per share and unit basis)(1)	100.0%		63.9%		77.8%		108.3%		108.3%		92.9%		32.5%
Payout ratio (AFFO per share and unit basis)(1)	106.5%		97.5%		70.0%		118.2%		130.0%		118.2%		100%

(1)	See Definitions on page 23.
(2)

Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $24.5 million and $32.8 million, respectively. Excluding non-cash asset impairment charges of $54.2 million in the nine months ended January 31, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.82x and 1.48x, respectively, for the nine months ended January 31, 2017.

(3)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $3.3 million. Excluding non-cash asset impairment charges of $3.3 million in the nine months ended January 31, 2016, the ratio of earnings to combined fixed charges and preferred distributions would have been 1.03x, for the nine months ended January 31, 2016.

(4)

Earnings were inadequate to cover combined fixed charges and preferred distributions by approximately  $555,000.  The ratio of earnings to combined fixed charges and preferred distributions was .96x for the three months ended January 31, 2017.

(5)

Earnings were inadequate to cover combined fixed charges and preferred distributions by approximately $590,000. The ratio of earnings to combined fixed charges and preferred distributions was .96x for the three months ended October 31, 2016.

(6)

Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $28.7 million and $31.6 million, respectively. Excluding non-cash asset impairment charges of $54.2 million in the three months ended July 31, 2016, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 3.14x and 2.53x, respectively, for the three months ended July 31, 2016.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended January 31, 2017
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$27,228	$10,552	$2,368	$—	$40,148
Non-same-store	9,041	1,547	438	—	11,026
Total	36,269	12,099	2,806	—	51,174

Real estate expenses(1)
Same-store	12,592	3,756	695	1,119	18,162
Non-same-store	3,744	460	143	284	4,631
Total	16,336	4,216	838	1,403	22,793

Net operating income (NOI)
Same-store	14,636	6,796	1,673	(1,119)	21,986
Non-same-store	5,297	1,087	295	(284)	6,395
Net operating income (loss)	$19,933	$7,883	$1,968	$(1,403)	$28,381

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(9,651)	$(2,842)	$(913)	$(69)	$(13,475)
Impairment of real estate investments	—	—	—	—	—
General and administrative expenses	—	—	—	(3,130)	(3,130)
Acquisition and investment related costs	—	—	—	(5)	(5)
Other expenses	—	—	—	(1,037)	(1,037)
Interest expense	(7,707)	(1,944)	(409)	(620)	(10,680)
Loss on debt extinguishment	(249)	(1,455)	(127)	(76)	(1,907)
Interest and other income	—	—	—	974	974
Income before gain (loss) on sale of real estate and other investments and income from discontinued operations	2,326	1,642	519	(5,366)	(879)
Gain on sale of real estate and other investments	—	—	2,437	—	2,437
Income (loss) from continuing operations	2,326	1,642	2,956	(5,366)	1,558
Income from discontinued operations	—	23,631	—	—	23,631
Net income (loss)	2,326	25,273	2,956	(5,366)	25,189
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(2,525)	(2,525)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	446	446
Net income (loss) attributable to Investors Real Estate Trust	2,326	25,273	2,956	(7,445)	23,110
Dividends to preferred shareholders	—	—	—	(2,503)	(2,503)
Redemption of Preferred Shares	—	—	—	(1,435)	(1,435)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,326	$25,273	$2,956	$(11,383)	$19,172

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended January 31, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$27,718	$9,984	$2,593	$—	$40,295
Non-same-store	5,707	1,875	529	—	8,111
Total	33,425	11,859	3,122	—	48,406

Real estate expenses(1)
Same-store	11,909	3,537	493	1,023	16,962
Non-same-store	2,655	434	141	129	3,359
Total	14,564	3,971	634	1,152	20,321

Net operating income (NOI)
Same-store	15,809	6,447	2,100	(1,023)	23,333
Non-same-store	3,052	1,441	388	(129)	4,752
Net operating income (loss)	$18,861	$7,888	$2,488	$(1,152)	$28,085

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(8,817)	$(2,905)	$(907)	$(64)	$(12,693)
Impairment of real estate investments	—	—	—	(162)	(162)
General and administrative expenses	—	—	—	(2,929)	(2,929)
Acquisition and investment related costs	—	—	—	(35)	(35)
Other expenses	—	—	—	(51)	(51)
Interest expense	(6,860)	(2,216)	(426)	351	(9,151)
Interest and other income	—	—	—	701	701
Income (loss) before gain (loss) on sale of real estate and other investments and (loss) income from discontinued operations	3,184	2,767	1,155	(3,341)	3,765
Gain (loss) on sale of real estate and other investments	—	—	1,461	(15)	1,446
Income (loss) from continuing operations	3,184	2,767	2,616	(3,356)	5,211
Income from discontinued operations	—	2,823	35,409	—	38,232
Net income (loss)	3,184	5,590	38,025	(3,356)	43,443
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(4,227)	(4,227)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	581	581
Net income (loss) attributable to Investors Real Estate Trust	3,184	5,590	38,025	(7,002)	39,797
Dividends to preferred shareholders	—	—	—	(2,879)	(2,879)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,184	$5,590	$38,025	$(9,881)	$36,918

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Nine Months Ended January 31, 2017
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$82,226	$30,874	$6,938	$—	$120,038
Non-same-store	25,333	4,427	1,596	—	31,356
Total	107,559	35,301	8,534	—	151,394

Real estate expenses(1)
Same-store	36,404	11,257	1,924	3,608	53,193
Non-same-store	10,377	1,303	370	757	12,807
Total	46,781	12,560	2,294	4,365	66,000

Net operating income (NOI)
Same-store	45,822	19,617	5,014	(3,608)	66,845
Non-same-store	14,956	3,124	1,226	(757)	18,549
Net operating income (loss)	$60,778	$22,741	$6,240	$(4,365)	$85,394

Reconciliation of NOI to net (loss) income available to common shareholders
Depreciation/amortization	$(29,772)	$(8,544)	$(2,747)	$(210)	$(41,273)
Impairment of real estate investments	(51,401)	—	—	(2,752)	(54,153)
General and administrative expenses	—	—	—	(8,438)	(8,438)
Acquisition and investment related costs	—	—	—	(52)	(52)
Other expenses	—	—	—	(2,705)	(2,705)
Interest expense	(23,212)	(5,965)	(1,209)	(1,284)	(31,670)
Loss on extinguishment of debt	(249)	(1,455)	(127)	(76)	(1,907)
Interest and other income	—	—	—	2,656	2,656
(Loss) income before (loss) gain on sale of real estate and income from discontinued operations	(43,856)	6,777	2,157	(17,226)	(52,148)
(Loss) gain on sale of real estate and other investments	—	(102)	11,419	(25)	11,292
(Loss) income from continuing operations	(43,856)	6,675	13,576	(17,251)	(40,856)
Income from discontinued operations	—	37,741		—	37,741
Net (loss) income	(43,856)	44,416	13,576	(17,251)	(3,115)
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(403)	(403)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	16,585	16,585
Net (loss) income attributable to Investors Real Estate Trust	(43,856)	44,416	13,576	(1,069)	13,067
Dividends to preferred shareholders	—	—	—	(8,260)	(8,260)
Redemption of Preferred Shares	—	—	—	(1,435)	(1,435)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(43,856)	$44,416	$13,576	$(10,764)	$3,372

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Nine Months Ended January 31, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$83,986	$30,433	$7,251	$—	$121,670
Non-same-store	13,048	3,556	1,523	—	18,127
Total	97,034	33,989	8,774	—	139,797

Real estate expenses(1)
Same-store	35,910	10,208	1,586	3,000	50,704
Non-same-store	6,284	1,079	277	232	7,872
Total	42,194	11,287	1,863	3,232	58,576

Net operating income (NOI)
Same-store	48,076	20,225	5,665	(3,000)	70,966
Non-same-store	6,764	2,477	1,246	(232)	10,255
Net operating income (loss)	$54,840	$22,702	$6,911	$(3,232)	$81,221

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(24,978)	$(8,387)	$(2,735)	$(215)	$(36,315)
Impairment of real estate investments	(1,873)	—	—	(1,447)	(3,320)
General and administrative expenses	—	—	—	(8,316)	(8,316)
Acquisition and investment related costs	—	—	—	(433)	(433)
Other expenses	—	—	—	(1,281)	(1,281)
Interest expense	(19,377)	(6,493)	(1,216)	1,380	(25,706)
Loss on debt extinguishment	(93)	—	(13)	—	(106)
Interest and other income	—	—	—	1,973	1,973
Income (loss) before gain on sale of real estate and other investments and income from discontinued operations	8,519	7,822	2,947	(11,571)	7,717
Gain on sale of real estate and other investments	—	—	—	1,271	1,271
Income (loss) from continuing operations	8,519	7,822	2,947	(10,300)	8,988
Income from discontinued operations	—	4,607	51,252	—	55,859
Net income (loss)	8,519	12,429	54,199	(10,300)	64,847
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(5,940)	(5,940)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	2,096	2,096
Net income (loss) attributable to Investors Real Estate Trust	8,519	12,429	54,199	(14,144)	61,003
Dividends to preferred shareholders	—	—	—	(8,636)	(8,636)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$8,519	$12,429	$54,199	$(22,780)	$52,367

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

MULTIFAMILY SUMMARY(1)

	Three Months Ended
	01/31/17	10/31/16	07/31/16	04/30/16	01/31/16
Number of Units
Same-Store	10,513	10,513	10,840	9,853	9,877
Non-Same-Store	2,652	2,589	2,196	3,121	2,915
All Properties	13,165	13,102	13,036	12,974	12,792

Average Investment Per Unit
Same-Store	$78,499	$77,814	$77,371	$72,986	$72,696
Non-Same-Store	165,367	164,515	196,164	161,851	142,111
All Properties	$95,998	$94,946	$97,382	$94,092	$88,228

Average Scheduled Rent(2) per Unit
Same-Store	$902	$902	$888	$871	$877
Non-Same-Store	1,289	1,336	1,458	1,244	1,229
All Properties	$980	$988	$984	$960	$956

Average Rental Rate per Unit(3)
Same-Store	$941	$950	$928	$912	$916
Non-Same-Store	1,325	1,376	1,462	1,276	1,255
All Properties	$1,019	$1,035	$1,020	$1,000	$993

Occupancy
Same-Store	92.7%	92.9%	93.0%	94.8%	94.9%
Non-Same-Store	86.9%	84.4%	77.5%	78.4%	78.1%
All Properties	91.5%	91.2%	90.4%	90.8%	91.1%

Operating Expenses as a % of Scheduled Rent
Same-Store	47.7%	44.9%	47.0%	44.4%	45.9%
Non-Same-Store	39.2%	36.4%	31.2%	36.6%	34.0%
All Properties	45.5%	42.7%	43.0%	42.0%	42.4%

Capital Expenditures
Total Recurring Capital Expenditures(2) per Unit	$94	$108	$105	$84	$142

Total Non-Recurring Capital Expenditures per Unit - Same-Store	$201	$188	$200	$85	$77

Value-Add Expenditures per Unit(4)	$10,224	$13,998	$8,102	7,632	n/a

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.
(2)	See Definitions on page 23.
(3)	Average rental rate is defined as total revenues divided by the weighted average occupied units for the period.
(4)	Cost per unit represents the average amount spent on completed and in-progress units during the period and also includes common area redevelopment costs at properties in the value add program.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Healthcare Leasing Activity

During fiscal year 2017, we have executed new and renewal healthcare leases for our same-store properties on 67,891 square feet for the three months ended January 31, 2017 and 121,958 square feet for the nine months ended January 31, 2017. Due to our leasing efforts, occupancy in our same-store healthcare portfolio remained strong at 92.7% as of January 31, 2017.

The total leasing activity for our same-store healthcare properties, expressed in square feet of leases signed during the period, and the resulting occupancy levels, are as follows:

Three Months Ended January  31, 2017 and 2016

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1)		Occupancy
	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	888	40,630	67,003	16,576	67,891	57,206	92.7%	95.3%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Nine Months Ended January 31, 2017 and 2016

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1)		Occupancy
	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	17,919	45,085	104,039	123,119	121,958	168,204	92.7%	95.3%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Healthcare New Leases

The following table sets forth the average effective rents and the estimated costs of tenant improvements and leasing commissions, on a per square foot basis, that we are obligated to fulfill under the new leases signed for our same-store healthcare properties:

Three Months Ended January  31, 2017 and 2016

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1		in Years		Effective Rent(2)		Square Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	888	40,630	7.2	7.1	$21.86	$19.86	$70.00	$11.45	$6.50	$3.09

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Nine Months Ended January 31, 2017 and 2016

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1)		in Years		Effective Rent(2)		Square Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	17,919	45,085	8.1	7.1	$21.02	$19.97	$40.83	$13.10	$6.25	$3.27

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Healthcare Lease Renewals

The following table summarizes our lease renewal activity within our same-store healthcare segment (square feet data in thousands):

Three Months Ended January  31, 2017 and 2016

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	67,003	16,576	81.8%	93.8%	8.9	0.4	0.4%	4.3%	$2.46	$—	$5.39	$—

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Nine Months Ended January 31, 2017 and 2016

									Estimated
							Weighted Average		Tenant Improvement				Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square				Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)				Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017		2016		2017		2016
Healthcare	104,039	123,119	87.4%	91.5%	6.1	4.9	1.9%	5.8%		$2.38		$9.19		$4.04		$2.84

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Healthcare Lease Expirations

Our ability to maintain and improve occupancy rates, and base rents, primarily depends upon our continuing ability to re-lease expiring space. The following table reflects the in-service portfolio lease expiration schedule of our healthcare properties, including square footage and annualized base rent for expiring leases, as of January  31, 2017.

			Percentage of Total	Annualized Base		Percentage of Total
		Square Footage of	Healthcare	Rent of Expiring	Average	Healthcare
Fiscal Year of Lease Expiration	# of Leases	Expiring Leases(2)	Leased Square Footage	Leases at Expiration(3)	Rental Rate	Annualized Base Rent
2017(1)	16	26,218	2.0%	$400,438	$15.27	1.4%
2018	14	83,845	6.3%	1,699,617	20.27	5.9%
2019	16	183,880	13.7%	3,800,484	20.67	13.1%
2020	15	83,762	6.3%	1,737,054	20.74	6.0%
2021	20	95,575	7.0%	2,050,677	21.46	7.1%
2022	16	75,819	5.7%	1,384,452	18.26	4.8%
2023	13	62,080	4.6%	1,194,763	19.25	4.1%
2024	28	174,936	13.1%	4,064,090	23.23	14.0%
2025	5	76,691	5.7%	1,687,922	22.01	5.8%
2026	8	84,368	6.3%	1,504,781	17.84	5.2%
Thereafter	27	392,951	29.3%	9,449,398	24.05	32.6%
Totals	178	1,340,125	100.0%	$28,973,676	$21.62	100.0%

(1)	Includes month-to-month leases. As of January 31, 2017, month-to-month leases accounted for 9,911 square feet.
(2)	Assuming that none of the tenants exercise renewal or termination options, and including leases renewed prior to expiration. Also excludes 1,361 square feet of space occupied by us.
(3)	Annualized base rent is monthly scheduled rent as of January 1, 2017, multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)

as of January  31, 2017

		Average	% of Total		% of Aggregate
		Remaining	Commercial	Aggregate	Occupied
	Number of	Lease Term	Minimum	Rentable	Square
Tenant	Properties	in Months	Rents	Square Feet	Feet
Affiliates of Edgewood Vista	20	35	22.6%	905,251	26.1%
Fairview Health Services	8	50	9.3%	239,203	6.9%
St. Luke’s Hospital of Duluth, Inc.	5	109	6.8%	186,331	5.4%
PrairieCare Medical LLC	2	123	5.9%	104,714	3.0%
HealthEast Care System	1	25	4.4%	114,316	3.3%
Quality Manufacturing Corp	1	72	2.6%	427,798	12.3%
Children’s Hospitals & Clinics	3	58	2.1%	54,378	1.6%
Allina Health	4	34	2.1%	53,132	1.5%
Noran Neurological Clinic	1	79	1.9%	38,506	1.1%
Amerada Hess	1	114	1.8%	50,610	1.5%
Total/Weighted Average	46	55	59.5%	2,174,239	62.7%

(1)Annualized base rent is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

FISCAL 2017 DEVELOPMENT SUMMARY

as of January  31, 2017

(dollars in thousands)

Development Placed in Service

					Occupancy at	Occupancy	Development
			Date Placed in		Date Placed in	as of	Cost as of
Property	Location	Segment	Service	Number of Units	Service	January 31, 2017	January 31, 2017
71 France(1)	Edina, MN	Multifamily	5/1/16	241	54.0%	89.6%	$72,363

(1)	We are currently an approximately 52.6% partner in the joint venture entity constructing this project. The anticipated total cost amount given is the total cost to the joint venture entity.

Development in Progress

							(in fiscal years)
				Percentage	(in thousands)		Anticipated
				Leased	Anticipated	Costs as of	Construction
Project Name and Location	Location	Planned Segment	Number of Units	or Committed	Total Cost	January 31, 2017	Completion
Monticello Crossings	Monticello, MN	Multifamily	202 units	82.7%	32,134	29,345	4Q 2017
Other		n/a	n/a	n/a	n/a	3,161	n/a
						$32,506

Definitions

January  31, 2017

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing costs at same-store properties, and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and (4) share-based compensation expense. We may also adjust FFO for certain unusual non-recurring items that are not representative of our ongoing operating performance. Our calculation subtracts from FFO leasing commissions and tenant improvements at same-store properties only, since we consider tenant improvement and leasing cost levels at non-same-store properties unrepresentative of expected levels at same-store properties. Previously-reported AFFO amounts are not revised for changes in the composition of the same-store properties pool. We believe AFFO is helpful in understanding our operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. AFFO measures the ability to control revenues, expenses and recurring capital expenditures. AFFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income (NOI) is total real estate revenues less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants and capital expenditures at properties sold during the period) made on a regular or recurring basis to maintain a property’s competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and in subsequent periods until the property is classified as same-store (i.e., excluding capital expenditures on non-same-store properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, and properties sold or classified as held for sale), and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multifamily properties and 85% for office, healthcare, industrial and retail properties.

US GAAP – Accounting principles generally accepted in the United States of America.